Analyst Day November 10, 2020

Private Securities Litigation Reform Act of 1995 Safe Harbor for Forward-Looking Statements This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A discussion of these forward-looking statements and risk factors that may affect them is set forth at the end of this presentation. The company assumes no obligation to update any forward-looking statement in this presentation, except as required by law. 2

Welcome John Kraft VP, Investor Relations & Strategic Analysis 3

Launching a New ACI Odilon Almeida President & CEO 4

ACI Assessment Strengths Areas for Improvement ▪ Large, dynamic and growing market ▪ Profitable organic growth ▪ Blue chip customers and mission- ▪ Go-to-market execution critical products ▪ Predictability ▪ R&D center of excellence ▪ Simpler story and operating model ▪ Successful track record of value creation through M&A 5 5

Key Message for Today ACI is a Significant Value Creation Opportunity ▪ Continuous ▪ A more ▪ Step-change ▪ A simpler profitable predictable value story organic business on creation with growth an annual M&A basis 6

Today’s Agenda Fit for Growth Tony Dinkins, Chief Human Resources Officer Al Monserrat, Chief Revenue Officer Focused on Growth Jeremy Wilmot, Chief Product Officer Eve Aretakis, Chief Technology Officer Step-Change Value Creation Craig Maki, EVP, Corporate Development Panel Discussion Barclays Payments, Mastercard, Federal Reserve Bank Simplifying Our Story Mike Braatz, Chief Strategy & Marketing Officer Long-Term Outlook Scott Behrens, Chief Financial Officer Closing Comments Odilon Almeida, President & CEO Q&A 7

FitWelcome for Growth Tony Dinkins Chief Human Resources Officer 8

We are moving from 2 business units to a more efficient functional organizational model Old ACI New ACI CEO CEO Product Product Technology & ACI On Demand ACI On Premise Commercial Development Management Operations Sales Product Ops Sales Product Ops ▪ Redundancies in Sales, Product ▪ Simpler, more nimble and agile Management and Operations 9 9 9

We are making a step-change in organizational simplification Old ACI New ACI ▪Flat, delayered structure ▪Leaders closer to front line ▪Eliminate redundancy ▪Fewer managers, more individual contributors Manager Individual Contributor 10 10 10

The ACI team is more efficiently deployed Impact From To Layers reduced 8 5 Span of control 6 8 Managers to frontline ratio 1:6 1:7 Directors and above 7% 6% 11 11

The new organizational design results in $35M annual savings ▪$35M savings in 2021 ▪Eliminated redundant costs ▪Streamlined management layers ▪Redefined key organizational processes 12 12

We are rationalizing office space based on expected demand, delivering an additional $4M of savings ▪ Closing or right-sizing 40% of offices From To ▪ Improves office utilization to 85+% # offices 56 39 Square footage 870K 680K ▪ Headquarters downsized by half and moved to Miami Headquarters Naples Miami 50K ft2 26K ft2 ▪ Flexible work environment 13 13

Fit for Growth Al Monserrat Chief Revenue Officer 14

We are reinvesting $35M to drive growth in the new ACI Focused investment New Commercial Increased investment in high-growth areas organization in sales and marketing with greatest return 15

We are investing to increase sales capacity 25% 35% increase in sales and increase in sales marketing investment “feet on the street” aligned with product strategy 16

We are flattening the Commercial organization to decrease levels between CEO and sales reps From To ▪ Increased speed of decisions Layers 8 5 ▪ Improved communication ▪ More sales reps, fewer managers 17 17

Commercial teams will be organized by geography and customer segment ▪ Improved local execution ▪ More consistent message ▪ Leverage ACI brand and strengths 18 18

Sales investment is prioritized based on the intersection of geography, segment and solution ▪ Improved investment Solution prioritization and ROI ▪ Highly targeted marketing ▪ More efficient people Geography allocation Segment 19 19

We are creating a focused, best-in-class sales organization New Retain Growth Monitor Sales and Expand Grow pipeline and Increase bookings Deliver high Optimize execution accelerate closing of and revenue from customer satisfaction; through business deals new sales increase adoption intelligence and and retention predictive analytics 20

Sales efficiency and productivity will improve through focus, discipline and analytics Compensation Opportunity Back-office Sales performance or incentives identification optimization management and prioritization 21

We will become a trusted advisor to our customers From To Pricing Cost Value Customer engagement At renewal Ongoing nurture Account planning Reactive Proactive Sales approach Product-centric Customer-centric Relationship Tactical Strategic 22 22

We are aligning Sales and Marketing strategy with Product strategy Alignment results in Marketing Sales 19%* 15%* faster higher revenue growth profitability Product *SiriusDecisions Summit ’19, Keynote, Marisa Kopec, VP of Innovation and Product Management, Research Fellow 23

Focused on Growth Jeremy Wilmot Chief Product Officer 24

We are focusing our investments in areas that will yield double-digit growth Real-Time Global Emerging Payments Merchants Markets Global banks and central Large, sophisticated High-growth countries in infrastructures global merchants emerging markets globally 25

ACI is well positioned to take advantage of growing real-time payment volumes How ACI Will Win and Grow 184 Connect banks ▪ Cross-sell to large existing to real-time customer base of global banks billion ▪ transactions* Power central Targeting countries investing in real- infrastructures time rails double-digit annual growth Enrich offer with ▪ Services like Request-to-Pay drive value-added services real-time adoption Market Size * Annual real-time (account-to-account) transactions in ACI target markets globally 26 26

ACI solutions help global merchants grow and capitalize on the digital transformation of commerce How ACI Will Win and Grow Secure eCommerce ▪ 300+ payment methods and multi-layered fraud management for 80 global merchants ▪ Flexibility and acquirer independence for Omni-Commerce billion global merchants transactions* double-digit ▪ Extend ACI reach to small and medium annual growth Global Acquirers and merchants through global acquirers and Merchant Processors processors Market Size * Annual global eCommerce transactions in target markets 27 27

We are increasing our focus and investment in Emerging Markets How ACI Will Win and Grow Africa 2x ▪ Real-time cross-sell growth rate Asia of mature ▪ Issuing and Acquiring markets Latin America ▪ Large merchants Middle East Market Growth 28 28

Focused on Growth Eve Aretakis Chief Technology Officer 29

We will protect and grow our large, global Issuing and Acquiring business How ACI Will Win and Grow 1.4 ▪ Modernize payments infrastructure and Protect and grow retail migrate to the cloud trillion banking franchise ▪ Cross-sell real-time, acquiring, fraud transactions* management mid-single-digit ▪ Increased sales resources in emerging annual growth Focused new markets logo opportunities ▪ Cloud-first solutions Market Size * Annual global card issuing and acquiring transactions 30 30

We will protect and grow our large Bill Payments business How ACI Will Win and Grow Double down ▪ Utilities, Credit, Higher Education, 15 on key verticals Insurance Increased sales ▪ Doubling sales resources in target billion coverage verticals transactions* ▪ Student portal ▪ Disbursements mid-single-digit End-to-end solutions ▪ Subscriptions annual growth ▪ Mobile bill presentment Innovation Market Size ▪ Delay my payment * Annual U.S. direct bill payment transactions in target verticals 31 31

Platform consolidation will drive cost synergies and enhanced capabilities Single Biller Platform Converging Digital Combining the best of ACI Commerce Platforms and Speedpay platforms Integrated omni-commerce solution 32 32

We are accelerating the digital Open Cloud ▪ Open source ▪ Flexible cloud deployment transformation ▪ Microservices ▪ APIs ▪ Microsoft of payments Digital partnership Payments Transformation Last mile ▪ Shared endpoints ▪ Rapid endpoint creation 33 33

Step-Change Value Creation Craig Maki EVP, Corporate Development Officer 34

We will use acquisitions and divestitures to unlock step-change value creation Inorganic Value-Creation Themes Inorganic Areas of Focus ▪ Software-led payment assets ▪ Strengthen Biller leadership ▪ Bolster organic revenue growth and/or ▪ Cloud capabilities and value-added enhance scale services in Real-Time, Acquiring and ▪ Valuation discipline and integration Omni-Commerce execution ▪ Divestiture opportunities ▪ Actionable, realistic synergies 35

Real-Time Payments Panel Discussion Jeremy Wilmot Moderator Rob Cameron Stephen Grainger Tim Boike CEO EVP, Cross-Border VP, Industry Relations Barclays Payments Services & Engagement Mastercard Federal Reserve Bank 36

Simplifying Our Story Mike Braatz Chief Strategy & Marketing Officer 37

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The ACI brand now has a simpler message ACI Worldwide is a global software company that delivers mission-critical real-time payment solutions to corporations. 39 39

Serving customers is the focus of our story Customers use our proven, scalable solutions to process and manage digital payments, enable omni-commerce payments, present and process bill payments, and manage fraud and risk. We combine our global footprint with local presence to drive the real-time digital transformation of payments and commerce. 40 40

Our proven, scalable and secure solutions address specific customer needs Customer Process and Enable omni- Present and Manage fraud Needs manage digital commerce process bill and risk payments payments payments Our ▪ Issuing ▪ Secure ▪ Bill Payments ▪ Fraud Solutions ▪ Acquiring eCommerce Management ▪ Real-Time ▪ Omni-Commerce Payments ▪ Digital Business Banking 41 41

ACI serves the largest corporations in payments, and has market reach to all players Global Merchants Large Small & Medium Acquirers Merchants Large Banks Large Small & Medium Processors Banks Billers 42 42

Our brand has been updated and modernized 43 43

Long-Term Outlook Scott Behrens Chief Financial Officer 44

ACI’s portfolio includes both double-digit and single-digit growth solutions Aggressively Grow Protect and Grow Double-digit growers Single-digit growers ▪ Real-Time Payments ▪ Issuing and Acquiring ▪ Global Merchants ▪ Bill Payments ▪ Emerging Markets 45 45

We have identified significant cost-savings Cost Savings Reinvestment and Improved Profitability 2021 2022 2021 2022 Fit for Growth $39M $39M Sales & Marketing $20M $20M Focused on Growth $21M $36M R&D $10M $15M Total Savings* $60M $75M Improved Profitability** $30M $40M Total $60M $75M *Represents savings generated from organizational simplification, office ** Permanently replaces $30M of temporary COVID-related cost savings achieved in 2020 consolidation and R&D rationalization. Requires estimated $60-65M of one- time expenses; 2/3 opex and 1/3 capex 46 46

Our plan will continue to use cash in three ways Reduce Stock Accretive debt buy-back M&A 47 47

What to expect going forward From To Financial Reporting 2 P&Ls 1 P&L Customer Segments 4 3 Annual Recurring Bookings Metric Total Contract Value Revenue Lumpy non-recurring Predictable Recurring Growth Focus license fees* Revenue * We will gradually move contracts from lumpy non-recurring license fees to annual recurring license fees. 48 48

Recurring revenue growth will become our most important KPI ▪ Recurring revenue is customer-centered and the market trend ▪ We will gradually move contracts from lumpy non-recurring license fees to annual recurring license fees ▪ Makes the business more predictable ▪ This will improve the health of the business 49 49

We are updating our long-term outlook with an emphasis on recurring revenue ▪ Mid to high-single-digit recurring revenue growth ▪ Mid-single-digit organic revenue growth ▪ Gradually improve adjusted EBITDA margin ▪ Step-change value creation through M&A investments and divestitures ▪ Target leverage ratio of 2.5x net debt/EBITDA 50 50

We will balance growth and profitability in creating long-term shareholder value


ACI On Demand Segment
Rule of 40[1]
~2%
~19%
2017
2019*


Total Company
Rule of 40[2]
~32%
~40%
2019*
3-year Target

[1]Rule of 40 equals AOD segment revenue growth + AOD segment net adj. EBITDA margin, which excludes pass through interchange revenue and corporate overhead

*Represents full year 2019 and is pro forma and inclusive of Speedpay acquisition

[2]Rule of 40 equals total company organic revenue growth + net adj. EBITDA margin, which excludes pass through interchange revenue

ACI Worldwide

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Closing Remarks Odilon Almeida President & CEO 52

ACI is a Significant Value Creation Opportunity ✓ Continuous profitable organic growth ▪ A nimble, agile and fit for growth organization under empowered leaders ▪ A best-in-class sales process and structure ▪ Focus behind growing mission-critical solutions, segments and geographies ▪ We will achieve the Rule of 40* *Rule of 40 = Organic revenue growth plus net adjusted EBITDA margin, which excludes pass through interchange revenue 53

ACI is a Significant Value Creation Opportunity ✓ A more predictable business on an annual basis ▪ Recurring revenue growth, our most important KPI ▪ Gradually transition from lumpy non-recurring license fees to annual recurring license fees ▪ Operational discipline, our internal language 54

ACI is a Significant Value Creation Opportunity ✓ Step-change value creation with M&A ▪ Accretive investments and divestures will drive step-change value creation ▪ ACI has a good track record in inorganic growth 55

ACI is a Significant Value Creation Opportunity ✓ A simpler story ▪ Simple company definition and purpose ▪ Re-engineered brand architecture and positioning 56

Key Takeaway for Today ACI is a Significant Value Creation Opportunity ✓ Continuous ✓ A more ✓ Step-change ✓ A simpler profitable predictable value story organic business on creation with growth an annual M&A basis 57

Q & A 58

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AppendixAPPENDIX 60

Non-GAAP Financial Measures To supplement our financial results presented on a GAAP basis, we use non-GAAP measures, including in this presentation, that we believe are helpful in understanding our past financial performance and our future results. The non-GAAP measures in this presentation include pro forma adjustments for our Speedpay acquisition as well as excluding the effects of significant transaction related expenses, and significant non-cash expenses such as stock-based compensation, depreciation, and amortization. The presentation of these non-GAAP financial measures should be considered in addition to our GAAP results and are not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. We believe that these non-GAAP financial measures reflect an additional way to view aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. Certain non-GAAP measures include: ▪ Adjusted EBITDA: net income (loss) plus income tax expense (benefit), net interest income (expense), net other income (expense), depreciation, amortization and stock-based compensation, as well as significant transaction-related expenses, and pro forma Speedpay EBITDA. Adjusted EBITDA should be considered in addition to, rather than as a substitute for, net income (loss). ▪ Net Adjusted EBITDA Margin: Adjusted EBITDA divided by revenue net of pass through interchange revenue. Net Adjusted EBITDA Margin should be considered in addition to, rather than as a substitute for, net income (loss). ▪ Adjusted Revenue: total revenue plus the Speedpay pro forma adjustment. Adjusted Revenue should be considered in addition to, rather than as a substitute for, total revenue. ▪ Adjusted ACI On Demand Interchange: total interchange expense plus the Speedpay pro forma adjustment. Adjusted ACI On Demand Interchange should be considered in addition to, rather than as a substitute for, interchange. 61

Non-GAAP Financial Measures

Adjusted EBITDA (millions)	For the Years Ended December 31, 2018	2019
Net income	$ 68.9	$ 67.1
Plus:		
Income tax expense	22.9	5.1
Net interest expense	30.4	52.1
Net other (income) expense	3.7	(0.5)
Depreciation expense	23.8	24.1
Amortization expense	73.5	98.5
Non-cash stock-based compensation expense	20.4	36.8
Adjusted EBITDA before significant transaction-related expenses	243.6	283.2
Significant transaction-related expenses	7.4	24.9
Speedpay proforma adjustment	95.7	30.5
Adjusted EBITDA	$ 346.7	$ 338.6

Segment Information (millions)	For the Years Ended December 31, 2016	2017	2018	2019
Revenue				
ACI On Demand	$ 399.0	$ 425.6	$ 433.0	$ 679.0
Speedpay proforma adjustment	-	-	351.9	124.7
Total adjusted ACI On Demand	$ 399.0	$ 425.6	$ 784.9	$ 803.7
ACI On Premise	591.3	598.6	576.8	579.3
Corporate and other	15.4	-	-	-
Total adjusted revenue	**$ 1,005.7**	**$ 1,024.2**	**$ 1,361.7**	**$ 1,383.0**
Interchange				
ACI On Demand	$ 143.7	$ 163.4	$ 170.2	$ 321.5
Speedpay proforma adjustment	-	-	184.0	71.1
Total adjusted ACI On Demand interchange	**$ 143.7**	**$ 163.4**	**$ 354.2**	**$ 392.6**
Net Revenue				
ACI On Demand	$ 255.3	$ 262.2	$ 430.7	$ 411.1
ACI On Premise	591.3	598.6	576.8	579.3
Total	**$ 846.6**	**$ 860.8**	**$ 1,007.5**	**$ 990.4**
Segment Adjusted EBITDA				
ACI On Demand	$ (2.6)	$ (1.8)	$ 12.0	$ 66.5
Speedpay proforma adjustment	-	-	95.7	30.5
Total adjusted ACI On Demand	**$ (2.6)**	**$ (1.8)**	**$ 107.7**	**$ 97.0**
ACI On Premise	**$ 312.2**	**$ 347.1**	**$ 323.9**	**$ 321.3**
Segment Net Adjusted EBITDA Margin				
ACI On Demand	-1%	-1%	25%	24%
ACI On Premise	53%	58%	56%	55%

ACI Worldwide

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Forward-Looking Statements This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as “believes,” “will,” “expects,” “anticipates,” “intends,” and words and phrases of similar impact. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation include, but are not limited to, statements regarding: ▪ Expectations regarding costs savings in 2021 and 2022, ▪ Expectations regarding how costs savings will be reinvested in 2021 and 2022, ▪ Expectations around financial reporting, customer segments, bookings metric, and growth focus, ▪ Expectations for recurring revenue growth, organic revenue growth, improvement in adjusted EBITDA margin, value creation through M&A investments and divestitures, and target leverage ratio, ▪ Expectations on ACI On Demand and total company Rule of 40. All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in our filings with the Securities and Exchange Commission. Such factors include, but are not limited to, increased competition, the success of our Universal Payments strategy, demand for our products, consolidations and failures in the financial services industry, customer reluctance to switch to a new vendor, failure to obtain renewals of customer contracts or to obtain such renewals on favorable terms, delay or cancellation of customer projects or inaccurate project completion estimates, the complexity of our products and services and the risk that they may contain hidden defects or be subjected to security breaches or viruses, compliance of our products with applicable legislation, governmental regulations and industry standards, our compliance with privacy regulations, our ability to protect customer information from security breaches or attacks, our ability to adequately defend our intellectual property, exposure to credit or operating risks arising from certain payment funding methods, business interruptions or failure of our information technology and communication systems, our offshore software development activities, risks from operating internationally, including fluctuations in currency exchange rates, exposure to unknown tax liabilities, adverse changes in the global economy, worldwide events outside of our control, failure to attract and retain key personnel, litigation, future acquisitions, strategic partnerships and investments, integration of and achieving benefits from the Speedpay acquisition, impairment of our goodwill or intangible assets, restrictions and other financial covenants in our debt agreements, our existing levels of debt, replacement of LIBOR benchmark interest rate, the accuracy of management’s backlog estimates, exposure to unknown tax liabilities, the cyclical nature of our revenue and earnings and the accuracy of forecasts due to the concentration of revenue-generating activity during the final weeks of each quarter, volatility in our stock price, and the COVID-19 pandemic. For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review our filings with the Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. 63

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